EXHIBIT 10.66

                                   ASSIGNMENT

         WHEREAS, I, Bogdan Castle Maglich, a United States citizen, residing at [CONFIDENTIAL TREATMENT REQUESTED] have invented certain new and useful improvements in a "METHOD AND APPARATUS FOR DETECTING, LOCATING AND ANALYZING CHEMICAL COMPOUNDS USING SUBATOMIC PARTICLE ACTIVATION" for which I have submitted Patent Application in the United States, 09/788,736.

         AND WHEREAS, HiEnergy Microdevices, Inc. (hereinafter "ASSIGNEE"), a Delaware Corporation, with its principal place of business at 10 Mauchly Drive, Irvine, California, 92618 desires to acquire the entire right, title, and interest in and to the said improvements and the said Letters Patent:

         NOW, THEREFORE, in consideration of Shareholder Equity and the sum of One Dollar ($1.00) to me in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledge, I, the said inventor, do hereby acknowledge that I have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives, and assigns, the entire right, title, and interest throughout the world in, to, and under the said improvements, and the said application and all provisional applications relating thereto, and all divisions, renewals, and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues therefore; and I hereby authorize and request the Commissioner of Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for said improvements and all Letters Patents resulting from the Patent Application to ASSIGNEE, its successors, legal representatives, and assigns, in accordance with the terms of this instrument.

         AND I HEREBY covenant and agree that it will communicate to ASSIGNEE, its successors, legal representatives and assigns any facts known to me respecting said improvements, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and generally do everything possible to aid the said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for said improvements in all countries.

         IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 26th day of March, 2002.

                                        /s/ Bogdan C. Maglich
                                        --------------------------------------
                                        Bogdan C. Maglich, Ph.D.



STATE OF CA             |
                        |       ss.
COUNTY OF ORANGE        |

         On March 26, 2002, before me, BOGDAN CASTLE MAGLICH, personally appeared *personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me * that he executed the same in * his authorized capacity(ies), and by his signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

[SEAL]                          /s/ James L. McDaniel
                                --------------------------------------
                                Notary Signature

                                 EXHIBIT 10.66.1

                                   ASSIGNMENT

         WHEREAS, HiEnergy Microdevices, Inc., a Delaware corporation previously having offices at 10 Mauchly Drive, Irvine California 92618 (hereinafter "ASSIGNOR"), represents and warrants that it is the sole owner of the entire right, title, and interest to certain new and useful improvements for which ASSIGNOR has filed United States Patent Application No. 09/788,736 in the United States on February 20, 2001 entitled "METHOD AND APPARATUS FOR DETECTING, LOCATING AND ANALYZING CHEMICAL COMPOUNDS USING SUBATOMIC PARTICLE ACTIVATION" (hereinafter "the Patent Application");

         WHEREAS, HiEnergy Technologies, Inc., a Delaware corporation having offices at 1601 Alton Parkway, Unit B, Irvine, California 92606 (hereinafter "ASSIGNEE") desires to purchase the entire right, title, and interest in and to the inventions disclosed in the Patent Application;

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby further acknowledges that it has sold, assigned, and transferred, and by these presents does hereby sell, assign, and transfer, unto ASSIGNEE, its successors, legal representatives, and assigns, the entire right, title, and interest throughout the world in, to, and under the said improvements, and the said Patent Application and all Patents that may be granted thereon, and all provisional applications relating thereto, and all divisions, continuations, reissues, reexaminations, renewals, and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent that may hereafter be filed for said improvements or for the said Patent Application in any country or countries foreign to the United States; and ASSIGNOR hereby authorizes and requests the Commissioner of Patents of the United States, and any Official of any country foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for said improvements and all Letters Patents resulting from the Patent Application to ASSIGNEE, its successors, legal representatives, and assigns, in accordance with the terms of this Agreement.

         ASSIGNOR does hereby sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said issued Letters Patents;

         ASSIGNOR hereby covenants and agrees that it will communicate to ASSIGNEE, its successors, legal representatives, and assigns any facts known to ASSIGNOR respecting the Patent Application immediately upon becoming aware of those facts, and that it will testify in any legal proceeding involving any of the Patent Application, will sign all lawful papers, execute all divisional, continuing, and reissue applications, make all rightful oaths, and will generally do everything possible to aid ASSIGNEE, its successors, legal representatives, and assigns to obtain and enforce the Patent Application in all countries.

         IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 17th day of November, 2003.

                              HiEnergy Microdevices, Inc.



                              By: /s/ Bogdan C. Maglich
                                  ------------------------------------
                                  Name Printed: Bogdan C. Maglich, Ph.D.
                                  Title: CEO & Chief Scientist

STATE OF California     |
                        |       ss.
COUNTY OF Orange        |


         On Nov. 17, 2003, before me, Ienneke Suwito_, personally appeared Bogdan C. Maglich, Ph.D. personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

[SEAL]
                                        /s/ Ienneke Suwito
                                        -----------------------------------
                                        Notary Signature